SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report            April 14, 1999



                  HOUSEHOLD CONSUMER LOAN TRUST 1995-1

        (Exact name of registrant as specified in its charter)


                     HOUSEHOLD FINANCE CORPORATION

                     (Administrator of the Trust)
         (Exact name as specified in Administrator's charter)


      Delaware                   0-28110               88-0345949

(State or other juris-    (Commission File Numbers)   (IRS Employer
diction of incorpora-
Identification
tion of Administrator)                                Number of
                                                      Registrant)


  2700 Sanders Road, Prospect Heights, Illinois          60070

(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000

Item 5.  OTHER EVENTS.

     As provided for in Section 4.06 of the Pooling and Servicing
Agreement
(the "Pooling Agreement") for Household Consumer Loan Deposit Trust
I (the
"Trust"), as of March 15, 1999, the Pooling Agreement was amended to create two pools of assets within the Trust. All Receivables that were assigned to the Trust prior to the date of the amendment are contained in Pool
1.  Those
Receivables consist of revolving consumer loans. Receivables assigned to the
Trust after the amendment will be designated as assets in Pool 1 or Pool 2.
It is expected that Pool 2 will consist of both revolving and closed-end loans.

     The Pooling Agreement was also amended to assign each existing Series, and all Series issued in the future to a Group. All Series outstanding as of the date of the amendment (Series 1995-1, 1996-1, 1996-2, 1997-1,
1997-2,
1997-A, 1996-B and 1999-A) were assigned to Group 1. Series issued by the
Trust after the amendment will be assigned to Group 1 or Group 2. Prior to the date of this report, Series 1999-A2, 1999-B2 and 1999-C2 were issued and assigned to Group 2.

     Collections on Receivables in Pool 1 will be allocated to make payments of principal and interest on each Series in Group 1, while collections on
Receivables in Pool 2 will be allocated to make payments due on Series in
Group 2. However, the amendment to the Pooling Agreement also provides that excess finance charges in both Pools will be shared among all Series, whether in Group 1 or Group 2. Excess finance charges from Group 2 will be available to reimburse investors in Series 1995-1, 1996-1, 1996-2, 1997-1 and 1997-2
for Series Participation Interest Charge-Offs at the time such Series terminates.

     These amendments to the Pooling Agreement did not affect the nature or type of assets supporting any existing Series and, for Series 1995-1, 1996-1,
1996-2, 1997-1 and 1997-2, will not delay an amortization event for any of such Series. In addition, the ratings assigned to the Series 1995-1, 1996-1,
1996-2, 1997-1 and 1997-2 certificates have not been impacted as a result of this amendment.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (C)  Exhibits

          99   Statement to (a) Series 1995-1 Participants with
respect to
               the distribution on April 14, 1999 as provided for
under
               Article V of the Pooling and Servicing Agreement
dated as of
               September 1, 1995 among Household Finance
Corporation, as
               Servicer and The Chase Manhattan Bank, N.A., as
Deposit
               Trustee and Section 5 of the Series 1995-1
Supplement to the
               Pooling and Servicing Agreement, (b) Noteholders
with respect
               to the Payment Date on April 15, 1999 as provided
for under
               Section 3.23 of the Indenture dated as of September
1, 1995
               between Household Consumer Loan Trust 1995-1 and The
Bank of
               New York, as Indenture Trustee, and (c)
Certificateholders
               with respect to the Payment Date on April 15, 1999
as provided
               for under Section 5.04 of the Trust Agreement dated
as of
               September 1, 1995 between Household Consumer Loan
Corporation
               and The Chase Manhattan Bank (USA), as Owner
Trustee.

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                            HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the

                            HOUSEHOLD CONSUMER LOAN TRUST 1995-1
                                    (Registrant)

                         By:  /s/ J. W. Blenke
Dated: April 16, 1999         J. W. Blenke, Authorized
Representative




























                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                            HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                            HOUSEHOLD CONSUMER LOAN TRUST 1995-1
                                    (Registrant)




                         By:
                              J. W. Blenke
                              Authorized Representative
Dated:   April 26, 1999

U:\WP\HFS088\8K\HCLT95-1.8K






                               EXHIBIT INDEX

Exhibit

Number    Exhibit
   Page



     6
     99   Statement to (a) Series 1995-1 Participants with respect
to the
          distribution on April 14, 1999 as provided for under
Article V of
          the Pooling and Servicing Agreement dated as of September
1, 1995
          among Household Finance Corporation, as Servicer and The
Chase
          Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the
          Series 1995-1 Supplement to the Pooling and Servicing
Agreement,
          (b) Noteholders with respect to the Payment Date on April
15, 1999
          as provided for under Section 3.23 of the Indenture dated as of
          September 1, 1995 between Household Consumer Loan Trust
1995-1 and
          The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on
April 15,
          1999 as provided for under Section 5.04 of the Trust
Agreement
          dated as of September 1, 1995 between Household Consumer
Loan
          Corporation and The Chase Manhattan Bank (USA), as Owner
Trustee.

























